FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2020

BIOADAPTIVES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54949	46-2592228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Regatta Drive, Suite 102

Las Vegas, Nevada 89128

(Address of Principal Executive Office) (Zip Code)

(702) 659-8829

Registrant's telephone number, including area code:

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

BIOADAPTIVES LAUNCHES LIVESTOCK IMPACT™ EQUINE ALL-IN-ONE™ AND WEBSITE

On May 29, 2020, the Company introduced its LiveStock Impact™ Equine All-in-One™ feed supplement at the Spring Horse Sale in Shawnee, Oklahoma. Equine All-in-One™ combines the benefits of BioAdaptives’ Equine Regen® Plus with additional all-natural supplement formulations containing pulmonary-targeted botanicals. Anecdotal observations from trainers and owners have been promising, with reports of improved performance and appearance. Website link is www.livestockimpact.com

A copy of the launch announcement is provided as an exhibit.

ITEM 9.01 EXHIBITS.

Exhibit 99.1	Press Release

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 16, 2020	BioAdaptives, Inc.

/s/ Edward E. Jacobs, Jr.
Edward E. Jacobs, Jr.,
CEO

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